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Exhibit 99.1 Registrant's Press Release dated August 20, 2001


MONDAY AUGUST 20, 5:45 PM EASTERN TIME

PRESS RELEASE

SOURCE: The MIIX Group

THE MIIX GROUP NAMES NEW PRESIDENT AND CEO
QUAGLIAROLI TO LEAD NJ-BASED MEDMAL INSURER

LAWRENCEVILLE, N.J.--(BUSINESS WIRE)--Aug. 20, 2001--The MIIX Group, Inc. (NYSE:MHU - news), a leading provider of medical professional liability insurance, announced today that Richard J. Quagliaroli has been named president and CEO. Quagliaroli is a 30-year veteran of The Hartford Financial Services Group, Inc., one of the largest insurance and financial services companies in the U.S.

Most recently, he served as president of Hartford Commercial Lines, which, under his leadership, was strategically repositioned to focus on profitable growth business segments, while significantly advancing the carriers' technology capabilities.

"We face significant challenges in growing medical malpractice in a volatile market," Quagliaroli said, "but MIIX has outstanding management in place and a business strategy to achieve growth consistent with strong financial performance. I'm excited to have this opportunity to lead a premier professional liability company."

"Rick's wealth of experience in the insurance industry and the associated regulatory process make him the right person at the right time for MIIX," said Vincent Maressa, Chairman of the Board. "It is a privilege to have him lead our organization."

Headquartered in Lawrenceville, N.J., The MIIX Group of Companies (www.miix.com) is one of the nation's leading writers of medical professional liability insurance. Widely known for defense expertise, The MIIX Group currently protects physicians, medical professionals, medical groups and healthcare institutions with a portfolio of insurance, consulting and financial products.

Forward Looking Statement This news release contains forward-looking statements that are based on the Company's estimates and expectations concerning future events and anticipated results and are subject to certain risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. These forward-looking statements are subject to uncertainties and other factors that could cause actual results to differ materially from such statements. These uncertainties and other factors are detailed from time to time in the Company's filings with the appropriate securities commissions, and include, without limitation, the Company having sufficient liquidity and working capital, the Company's ability to achieve consistent profitable growth, the Company's ability to diversify its product lines, the continued adequacy of the Company's loss and the loss adjustment expense reserves, the Company's avoidance of any material loss on collection of reinsurance recoverables, increased competitive pressure, the loss of significant customers, general economic conditions, including changing interest rates, rates of inflation and the performance of the financial markets, judicial decisions and rulings, changes in domestic and foreign laws, regulations and taxes, effects of acquisitions and divestitures, and various other factors. The words "believe," "expect," "anticipate," "project," and similar expressions identify forward-looking statements. The Company's expectations regarding future earnings, growth initiatives, underwriting, cost controls, adequacy of loss and loss adjustment expense reserves, and enhancing shareholder value depend on a variety of factors, including economic, competitive and market conditions which may be beyond the Company's control and are thus difficult or impossible to predict. In light of the significant uncertainties inherent in the forward-looking information herein, the inclusion of such information should not be regarded as representation by the company or any other person that the Company's objectives or plans will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
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Contact:
     The MIIX Group
     Investors & Analysts Contact:
     Thomas Redman, Chief Financial Officer
     800/234-MIIX, ext. 1339
     tredman@miix.com
      or
     News Media Contact:
     Michele Parisano, VP Investor Relations
     800/234-MIIX, ext. 1277
     mparisan@miix.com